BUFFALO FUNDS

Balanced Fund
Equity Fund
High Yield Fund
Small Cap Fund
USA Global Fund

SEMIANNUAL REPORT
September 30, 1998


MESSAGE
To Our Shareholders

The six months ended September 30, 1998 has been a challenging time for mutual fund shareholders. Various stock indices have declined significantly, and market volatility has perplexed even professional investors.

As pointed out in the Portfolio Management Review section following this letter, such market conditions can be an opportunity to establish a foundation for significant future gain. Please read this section carefully, as it contains information concerning Fund performance, economic and market trends, and other items of interest to investors.

The newest member of the group, Buffalo Small Cap Fund, became available on April 14, 1998, and information about its performance since inception is included in this report.

We appreciate the opportunity to serve all of our investors, both old and new, and will be happy to answer your questions and comments, or to provide additional information about your investments.

Sincerely,
/s/Larry D. Armel
Larry D. Armel
President


Portfolio Management Review

Rarely have we seen investor attitudes change more rapidly than in the past several months. In this short period sentiment toward the U.S. economy and stock market has gone from a state of near nirvana to one of fear and panic. The Asian flu, which at the time of our March annual report appeared to be contained, has since spread like a firestorm hitting Russia, Latin America and now the United States and Europe. With a growing proportion of the world's major continents now in or heading into recession the U.S. and European stock markets are beginning to anticipate the same. We have little doubt that the U.S. economy will slow down in coming quarters. We could even see a mild recession in early 1999. However, the stock market routinely discounts events some six months into the future. Therefore, this bear market should be closer to the end for most stocks, particularly those of both smaller and beaten-down cyclical companies. While the market could remain range-bound at these lower levels for some time, we would view any significant decline from here as a major, long-term buying opportunity.

Our advice to shareholders is don't panic. We believe new purchases should be dollar-cost averaged* during this downturn. If you analyze the history of the stock market, statistics show that purchases made during downturns are generally viewed favorably 2-3 years later. Since the Great Depression, according to Stocks, Bonds & Inflation by Ibbotson & Associates, there have been 16 separate years in which large company stocks ended with a negative return. This works out to a negative return about once every 4 years. However, in the two years following a negative year the returns have historically been very good, averaging roughly 18% annually. The message is very simple, but often emotionally difficult - you want to put new money to work when times are tough and uncertainty is high.

While the past does not dictate the future, we believe the fundamental backdrop for the U.S. stock market is only temporarily derailed and stocks could be poised for a powerful recovery by the year 2000. To gain the proper perspective for this forecast we believe it is necessary to understand what is presently going on around the globe. It is particularly important to understand the circumstances and prospects for recovery in those emerging countries whose economies, currencies and financial markets have collapsed to only a fraction of their former levels.

Let's start with East Asia. Up until mid 1997 no other region of the world was experiencing more rapid economic growth. Taiwan, Korea, China, Singapore, Thailand, Malaysia, Indonesia and Hong Kong all contributed to the "Asian Miracle" so often referred to in the press. Having learned from the economic success of Japan and the failure of Russia, Asian leaders decided throughout the 1970s and 1980s that various forms of capitalism, not communism, were the path to growth. Asian capitalism suffered from too much corruption, but in general they established relatively free markets for goods and services. These countries still have many things going for them including: huge population bases, educated work forces, low taxation and high savings rates.

In a world where an increasingly free flow of capital was chasing the highest returns available, Asia got more than its fair share in the mid 1990s. This included a flood of loans from Japanese, American and European banks, and massive inflows from U.S. based and other foreign corporations, mutual funds, pension funds and hedge funds. Many Asian companies were so confident in the strength and stability of their own currencies that they borrowed money in U.S. dollars. The end result was too much easy money which led to rampant asset inflation and a construction boom throughout Asia, which paralleled the Japanese and U.S. real estate booms of the mid 1980s. In each of the latter cases the boom led to a bust. This is exactly what is happening throughout East Asia at the present.

Boom/bust cycles are a part of history for all countries and typically are self-correcting over time. For Asia the biggest uncertainty for recovery is the element of time. The great influx of capital to Asia led to heavy overbuilding of manufacturing capacity, office space, hotels, etc. In many cases capital was misallocated based on the close ties between politicians and corporate leaders. In other cases companies were simply driven by greed and overconfidence. As foreign investors began to sense problems in various Asian countries they began to withdraw their capital. They started by selling the stocks and debt of Thai and Malaysian companies. Speculators followed by outright selling of their currencies. This forced a de-pegging of their currencies to the U.S. dollar. Just as the free flow of capital came in, it began to flow out. Because their financial markets were relatively illiquid to begin with, the selling soon led to free-falling markets. Problems intensified when the crisis spread to Korea. The largest companies in Korea were quasi-government entities and were highly leveraged, many having borrowed money in U.S. dollars. As the Korean Won collapsed, dollar denominated debt ballooned and it quickly became evident it could not be repayed without external help.

Having been burned in East Asia, developing country lenders and investors have since pulled their money out of Russia and more recently Latin America. In the wake of this capital flight, currencies and stock markets have been decimated in the short term. In the case of Latin America, previously growing economies are now suffering because of high interest rates set in place to defend their currencies. Problems in Latin America finally proved to be too much for the resilient U.S. and European stock markets. The current declines appear to be due to an anticipation of much slower growth of the U.S. and European economies and a downturn in corporate profits. With another ratcheting down in exports going to Latin America this appears to be a reasonable reaction.

So how do we get out of this mess and why do we believe the U.S. bull market will resume by the year 2000? The bottom line; we believe one way or another Asia will outgrow and fix its problems. We also believe there remains powerful demographic forces in the U.S. that should reemerge as this crisis subsides - pushing stocks much higher as baby boomers save for retirement. In Asia there are near term problems that must be solved. These include reducing corruption and establishing improved legal, accounting and regulatory infrastructures. They must also overcome the current wave of anti-capitalism sentiment affecting certain countries. However, most of the positives that were of great benefit to these countries before they got in trouble still exist. The countries' high savings rates should gradually replace the foreign capital that left. They remain formidable exporters and entrepreneurs. Asian consumers who tasted the improved lifestyle of the middle and upper class before the crisis will not soon forget it and will likely strive to get it back. Excess capacity should be absorbed over time through increased demand, partnerships and shutdowns. As unlikely as it seems today, particularly given the sad state of the Japanese banking system, foreign lenders and investors will again return to Asia to finance companies with bright futures. The process will take time, probably years, but if you believe free markets contain self-correcting mechanisms for boom/bust cycles (we do!) then the outlook for world economic growth will eventually brighten. A useful time in history to remember is 1973-74 - the worst U.S. stock market downturn since the Depression. The Dow was at 600, but at the time people could not see an upturn on the horizon. Over the next 25 years, however, the market proceeded to go up fifteen fold.

On a near-term basis the U.S. stock market may enjoy a bounce if the Federal Reserve further cuts short-term interest rates. Lower short rates will be positive from the standpoint that they will benefit banks. In past months banks and bond investors have been charging much higher rates on loans to corporations and generally making credit less available due to the higher volatility and uncertainty in the financial markets. Banks have also felt a need to charge higher rates due to the flat yield curve. Margins have been squeezed because short-term deposit rates have not fallen in tandem with long-term government rates. If the Fed lowers short rates bank profit margins could improve and perhaps ease the current rationing of credit. However, it is our opinion that the U.S. market will not resume its previous uptrend just based on a Fed easing. The market will likely remain volatile and range-bound until it becomes more evident that international economies have clearly bottomed.

The last subject we want to address is the high yield bond market. Recently this market has been negatively affected by the turmoil in the financial markets. As mentioned earlier the risk premium charged by banks and bond investors has risen sharply, which has increased corporate bond yields and negatively affected bond prices. The impact has been severe enough that the average high yield fund now has a negative return for the year (prices have fallen more than the income generated). We view this downturn as a great long-term opportunity for income oriented investors. The high yield bond market is much less liquid than the stock market or government bond market and will occasionally experience huge price swings that are not commensurate with underlying fundamentals. Certainly the profitability of high yield issuers will be negatively impacted if we have even a mild recession, thus it is necessary that we scrutinize our purchases very closely. However, we believe our research efforts and experience will pay off over the next several years as we lock in very attractive yields for the funds.

The following is a snapshot and comment on how each of the Buffalo Funds have performed over the past three and twelve months and since inception.

Buffalo Balanced Fund

Buffalo Balanced Fund generated total returns (price change and reinvested distributions) of -12.52% and -8.20% for the three months and year ended September 30, 1998. Since inception (August 12, 1994) the Fund has produced an average annualized return of 10.21%. The Lipper Balanced Fund Index registered returns of -5.79%, 4.82% and 14.31%, for the respective periods.

Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

                                Investment Results - Total Return
                                Three Months    One             Since
                                Ended           Year            Inception
                                9/30/98         9/30/98         8/12/94
BUFFALO
        BALANCED FUND           -12.52%        -8.20%          10.21%
Lipper Balanced
        Fund Index               -5.79%         4.82%          14.31%

Buffalo Equity Fund

Buffalo Equity Fund generated total returns (price change and reinvested distributions) of -15.66% and -9.93% for the three months and year ended September 30, 1998. Since inception (May 19, 1995) the Fund has produced an average annualized return of 19.65%. The Lipper Capital Appreciation Fund Index registered returns of -14.35%, -4.10% and 15.25%, for the respective periods.

                                Investment Results - Total Return
                                Three Months    One            Since
                                Ended           Year           Inception
                                9/30/98         9/30/98        5/19/95
BUFFALO
        EQUITY FUND             -15.66%         -9.93%         19.65%
Lipper Capital Appreciation
        Fund Index              -14.35%         -4.10%         15.25%

Buffalo High Yield Fund

Buffalo High Yield Fund generated total returns (price change and reinvested distributions) of -8.17% and -4.89% for the three months and year ended September 30, 1998. Since inception (May 19, 1995) the Fund has produced an average annualized return of 11.53%. The Lipper High Yield Bond Fund Index registered returns of -7.55%, -1.65% and 8.75%, for the respective periods.
                                Investment Results - Total Return
                                Three Months    One            Since
                                Ended           Year           Inception
                                9/30/98         9/30/98        5/19/95
BUFFALO
        HIGH YIELD FUND          -8.17%         -4.89%          11.53%
Lipper High Yield Bond
        Fund Index               -7.55%         -1.65%           8.75%

Buffalo Small Cap Fund

Buffalo Small Cap Fund generated total returns (price change and reinvested distributions) of -11.70% for the three month period ended September 30, 1998. Since inception (April 14, 1998) the Fund has produced an average annualized return of -16.20%. The Lipper Small-Cap Fund Index registered returns of -21.40% and -24.97%, for the respective periods.

                                Investment Results - Total Return
                                Three Months     Since
                                Ended           Inception
                                9/30/98         4/14/98
BUFFALO
	SMALL CAP FUND		 -11.70%	-16.20%
Lipper Small-Cap
        Fund Index               -21.40%        -24.97%
Buffalo USA Global Fund

Buffalo USA Global Fund generated total returns (price change and reinvested distributions) of -12.98% and -11.73% for the three months and year ended September 30, 1998. Since inception (May 19, 1995) the Fund has produced an annualized return of 16.69%. The Lipper Capital Appreciation Fund Index registered returns of -14.35%, -4.10% and 15.25%, for the respective periods.

                                Investment Results - Total Return
                                Three Months    One            Since
                                Ended           Year           Inception
                                9/30/98         9/30/98        5/19/95
BUFFALO
        USA GLOBAL FUND          -12.98%        -11.73%         16.69%
Lipper Capital Appreciation
        Fund Index               -14.35%        -4.10%          15.25%

All of us on the KCM team appreciate your support of the Buffalo Funds and as fellow shareholders we will continue our drive to make ownership of the Funds a rewarding experience over the long term. When you discuss investments with your friends, family and business associates we hope you will mention the Buffalo Funds. We look forward to tracking each Fund's progress for you in future letters.

Sincerely,
/s/John C. Kornitzer             /s/Kent W. Gasaway
   John C. Kornitzer                Kent W. Gasaway
   President                        Sr. Vice President

/s/Tom W. Laming
Tom W. Laming
Sr. Vice President

*This strategy does not assure a profit and does not protect against loss in declining markets. An investor should be prepared to continue his or her program of investing at regular intervals, even during economic down-turns, in order to fully utilize a dollar cost averaging program.

BUFFALO
BALANCED FUND

STATEMENT OF NET ASSETS
September 30, 1998 (unaudited)

        SHARES  COMPANY                                        MARKET VALUE

COMMON STOCKS - 31.62%
BASIC MATERIALS - 1.17%
        40,000  Republic Group, Inc.                           $    532,500

CAPITAL GOODS - 2.23%
         7,500   Lockheed Martin Corp.                              756,094
         5,000   Raytheon Co. Cl. B                                 256,960
                                                                  1,013,054
CONSUMER CYCLICAL - 8.11%
         5,000   Brunswick Corp.                                     64,687
        10,000   Carnival Corp. Cl. A                               318,125
        25,000   Dillard's, Inc. Cl. A                              707,812
        30,000   Elcor Corp.                                        633,750
        10,000   Ethan Allen Interiors, Inc.                        362,500
        30,000   Interface, Inc. Cl. A                              360,000
        55,000   Kmart Corp.                                        656,562
        20,000   Modine Manufacturing Co.                           580,000
                                                                  3,683,436
CONSUMER STAPLES - 0.32%
         5,000   PepsiCo, Inc.                                      147,188

ENERGY - 6.75%
       211,200   Frontier Oil Corp.                               1,372,800
        49,676   McDermott International, Inc.                    1,338,147
        27,150   Ocean Energy, Inc.                                 356,344
                                                                  3,067,291
FINANCIAL - 4.71%
        20,000   Allstate Corp.                                     833,750
         8,700   CIT Group, Inc. Cl. A                              222,938
        10,000   Fleet Financial Group, Inc.                        734,375
        10,000   Kansas City Southern Industries, Inc.              350,000
                                                                  2,141,063
HEALTH CARE - 2.10%
         6,300   Merck & Company, Inc.                              816,244
         1,300   Pfizer, Inc.                                       137,719
                                                                    953,963
TECHNOLOGY - 2.92%
         8,000   Alcatel Alsthom ADR                                136,000
        25,000   Diebold, Inc.                                      550,000
         5,000   International Business Machines Corp.              640,000
                                                                  1,326,000
TRANSPORTATION & SERVICES - 1.49%
        33,750   Southwest Airlines Co.                             675,000

UTILITIES - 1.82%
        15,000   GTE Corp.                                          825,000
TOTAL COMMON STOCKS                                              14,364,495

CONVERTIBLE PREFERRED STOCKS - 8.97%
        16,500   Bethlehem Steel Corp., $3.50, 144A                 645,563
        15,000   Cyprus Amax Minerals Co., $4, Series A             618,750
        10,000   Freeport-McMoran Copper & Gold Inc.,
                   dep. shrs. repstg. 0.05 pfd.                     161,250
        53,900   ICO Holdings, Inc.,
                   dep. shrs. repstg. 1/4 pfd. cv.                  976,937
        14,900   Kmart Financing I, 7.750% tr. cv. pfd. secs.       745,000
        10,000   Loral Space & Communications Ltd., Series C        445,000
        15,000   TXI Captial Trust I, 5.50% tr. pfd. sec.           483,750
TOTAL CONVERTIBLE PREFERRED STOCKS                                4,076,250

       FACE
       AMOUNT           DESCRIPTION                            MARKET VALUE

CORPORATE BONDS - 35.81%
$      500,000   Advance Stores, Inc., 10.25%
                   sr. sub. note 144A, due 4-15-08                  485,000
       690,000   Argosy Gaming Co., 13.25%
                   1st. mtg. note, due 6-1-04                       734,850
     1,500,000   Callon Petroleum Co. Delaware,
                   10.125% sr. sub. note, due 9-15-02             1,473,750
       500,000   Chiles Offshore LLC/ Chiles Offshore Finance Corp.,
                   10.00% sr. note 144A, due 5-1-08                 405,000
       800,000   Clark Material Handling Co.,
                   10.75% sr. note, due 11-15-06                    818,000
     1,000,000   Eagle Geophysical, Inc.,
                   10.75% sr. note Cl. 144A, due 7-15-08          1,000,000
       750,000   Fairchild Semiconductor Corp.,
                   10.125% sr. sub. note, due 3-15-07               678,750
       750,000   Frontier Oil Corp.,
                   9.125% sr. note, due 2-15-06                     701,250
     1,000,000   Giant Industries, Inc.,
                   9.75% gtd. sr. sub. note, due 11-15-03         1,005,000
     1,785,000   HS Resources, Inc.,
                   9.875% sr. sub. note, due 12-1-03              1,749,300
       250,000   ICO, Inc., Series A, 10.375% sr. note, due 6-1-07  237,500
     1,000,000   Kaiser Aluminum & Chemical Corp.,
                   9.875% sr. note, due 2-15-02                     955,000
       500,000   Kaiser Aluminum & Chemical Corp.,
                   12.75% sr. sub. note, due 2-1-03                 492,500
       750,000   Nationwide Credit, Inc.,
                   10.25% sr. sub. note 144A, due 1-15-08           712,500
       750,000   Nortek, Inc., 9.875% sr. sub. note, due 3-1-04     751,875
       415,000   Pilgrim's Pride Corp.,
                   10.875% sr. sub. note, due 8-1-03                421,225
       500,000   Purina Mills, Inc.,
                   9.00% sr. sub. note, due 3-15-10                 500,000
       675,000   Rutherford-Moran Oil Corp.,
                   10.75% sr. sub. note 144A, due 10-1-04           622,687
       300,000   Specialty Retailers, Inc.,
                   9.00% sr. sub. note, due 7-15-07                 268,500
     1,550,000   United Refining Co.,
                   10.75% sr. note, Series A, due 6-15-07         1,247,750
     1,300,000   Wiser Oil Co.,
                   9.50% sr. sub. note 144A, due 5-15-07          1,007,500

TOTAL CORPORATE BONDS                                            16,267,937


CONVERTIBLE CORPORATE BONDS - 22.07%
     1,500,000   Air & Water Technologies Corp.,
                   8.00% sub. deb., due 5-15-15                   1,190,625
     1,099,000   Allwaste, Inc., 7.25% sub. deb., due 6-1-14        318,710
     1,870,000   Argosy Gaming Co., 12.00% sub. note, due 6-1-01  1,862,988
     1,292,000   Exide Corp., 2.90% sr. sub. note, due 12-15-05     647,615
     1,500,000   HMT Technology Corp.,
                   5.75% sub. note, due 1-15-04                     986,250
     1,658,000   Integrated Device Technology, Inc,
                   5.50% sub. note, due 6-1-02                    1,127,440
     1,700,000   Intevac, Inc., 6.50% sub. note 144A, due 3-1-04  1,194,250
     1,300,000   Key Energy Group, Inc.,
                   5.00% sub. note 144A, due 9-15-04                809,250
       500,000   Lomak Petroleum, Inc., 6.00% sub. deb., due 2-1-07 395,000
       250,000   Micron Technology, Inc.,
                   7.00% sub. deb., due 7-1-04                      232,187
       500,000   Moran Energy, Inc., 8.75% sub. deb., due 1-15-08   487,500
       500,000   National Semiconductor Corp.,
                   6.50% sub. note, due 10-1-02                     442,500
       380,000   VLSI Technology, Inc.,
                   8.25% sub. note, due 10-1-05                     329,650
TOTAL CONVERTIBLE CORPORATE BONDS                                10,023,965

TOTAL INVESTMENTS - 98.47%                                     $ 44,732,647

Other assets less liabilities - 1.53%                               695,429

TOTAL NET ASSETS - 100.00%
  (equivalent to $9.76 per share;
  10,000,000 shares of $1.00 par value
  capital shares authorized;
  4,656,786 shares outstanding)                                $ 45,428,076

See accompanying Notes to Financial Statements.


BUFFALO
EQUITY FUND

STATEMENT OF NET ASSETS
September 30, 1998 (unaudited)


        SHARES        COMPANY                                  MARKET VALUE

COMMON STOCKS - 83.65%
BASIC MATERIALS - 3.35%
        18,000   Republic Group, Inc.                           $   239,625
        25,300   Sigma Aldrich Corp.                                730,538
                                                                    970,163
CAPITAL GOODS - 2.73%
        16,400   Allied-Signal, Inc.                                580,150
         2,100   Lockheed Martin Corp.                              211,706
                                                                    791,856
CONSUMER CYCLICAL - 10.51%
        19,500   Brunswick Corp.                                    252,281
        32,800   CompUSA, Inc.                                      567,850
        23,100   Dillard's, Inc. Cl. A                              654,019
        17,300   Elcor Corp.                                        365,463
        11,600   Ethan Allen Interiors, Inc.                        420,500
        26,000   Interface, Inc. Cl. A                              312,000
        39,700   Kmart Corp.                                        473,919
                                                                  3,046,032
CONSUMER STAPLES - 9.77%
        11,500   McDonald's Corp.                                   686,406
        19,300   PepsiCo, Inc.                                      568,144
        13,000   Sara Lee Corp.                                     702,000
        32,700   Viad Corp.                                         876,769
                                                                  2,833,319
ENERGY - 10.57%
         8,150   British Petroleum PLC Sh F ADR                     711,088
        21,800   Enron Corp.                                      1,151,312
        12,000   Royal Dutch Petroleum Co.,
                   NY Registry Shr Par N Gldr 1.25                  571,500
        12,500   Schlumberger Ltd.                                  628,906
                                                                  3,062,806
FINANCIAL - 18.86%
         6,700   Aetna, Inc.                                        465,650
        17,700   Allstate Corp.                                     737,869
         9,000   American Express Co.                               698,625
        17,500   American Financial Group, Inc.                     566,562
        26,900   CIT Group, Inc. Cl. A                              689,312
        12,100   Fleet Financial Group, Inc.                        888,594
         7,600   Golden West Financial Corp. Delaware               621,775
         7,400   PNC Bank Corp.                                     333,000
         9,300   Union Planters Corp.                               467,325
                                                                  5,468,712
HEALTH CARE - 9.12%
        14,000   Johnson & Johnson                                1,095,500
         5,800   Merck & Company, Inc.                              751,462
         7,700   Schering-Plough Corp.                              797,431
                                                                  2,644,393
TECHNOLOGY - 10.51%
        18,300   Cisco Systems, Inc.                              1,131,169
        24,500   Diebold, Inc.                                      539,000
        18,500   HMT Technology Corp.                               144,531
        13,300   Loral Space & Communications, Ltd.                 196,175
         6,300   Microsoft Corp.                                    693,394
        35,300   National Semiconductor Corp.                       341,969
                                                                  3,046,238
TRANSPORTATION & SERVICES - 5.06%
        11,850   FDX Corp.                                          534,731
        46,650   Southwest Airlines Co.                             933,000
                                                                  1,467,731
UTILITIES - 3.17%
        16,700   GTE Corp.                                          918,500
TOTAL COMMON STOCKS                                              24,249,750

   FACE
  AMOUNT        DESCRIPTION                                    MARKET VALUE

REPURCHASE AGREEMENT - 13.45%
$ 3,900,000     UMB Bank, n.a., 4.85%, due 10-1-98
                  (Collateralized by U.S. Treasury Notes,
                  5.875%, due 3-31-99)                            3,900,000

TOTAL INVESTMENTS - 97.10%                                     $ 28,149,750

Other assets less liabilities - 2.90%                               840,561

TOTAL NET ASSETS - 100.00%
  (equivalent to $14.43 per share;
  10,000,000 shares of $1.00 par value
  capital shares authorized;
  2,008,400 shares outstanding)                                $ 28,990,311

See accompanying Notes to Financial Statements.


BUFFALO
HIGH YIELD FUND

STATEMENT OF NET ASSETS
September 30, 1998 (unaudited)


  SHARES                COMPANY                               MARKET VALUE

COMMON STOCKS - 1.50%
CONSUMER CYCLICAL - 0.71%
        96,233   Fedders Corp. Cl. A (non-voting)              $    445,078
ENERGY - 0.79%
        18,439  McDermott International, Inc.                       496,700

TOTAL COMMON STOCKS                                                 941,778

CONVERTIBLE PREFERRED STOCKS - 13.30%
        22,000  Bethlehem Steel Corp., $3.50, 144A                  860,750
        30,270  Cyprus Amax Minerals Co., $4, Series A            1,248,637
        32,600  Freeport-McMoran Copper & Gold, Inc.,
                   dep. shrs. repstg. 0.05 pfd. cv. step up         525,675
	15,000	Hollinger International, Inc.,
                   9.75% pfd. increased div. equity sec.            191,250
        56,000  ICO Holdings, Inc.,
                   dep. shrs. repstg. 1/4 pfd. cv.                1,015,000
        30,900  Kmart Financing I, 7.750% tr. cv. pfd. secs.      1,545,000
        26,000  Lomak Financing Trust, tr. cv. pfd. secs. 144A      715,000
        17,300  Loral Space & Communications Ltd., Series C         769,850
	40,000	Tesoro Petroleum Corp.,
                  prem. income equity secs.-pies. dep. shrs.        570,000
        15,100  TXI Capital Trust I, 5.50% trust pfd. sec.          486,975
	10,000	Union Pacific Capital Trust,
                   6.25% term income deferrable equity secs.        450,000
TOTAL CONVERTIBLE PREFERRED STOCKS                                8,378,137

    FACE
   AMOUNT               DESCRIPTION                            MARKET VALUE

CORPORATE BONDS - 46.21%
   $ 1,250,000  Advance Stores, Inc.,
                  10.25% sr. sub. note 144A, due 4-15-08          1,212,500
       400,000  Argosy Gaming Co.,
                  13.25% 1st. mtg. note, due 6-1-04                 426,000
	65,000	Bethlehem Steel Corp.,
                   10.375% sr. note, due 9-1-03                      68,900
     1,000,000  Callon Petroleum Co. Delaware,
                   10.125% sr. sub. note, due 9-15-02               982,500
     2,000,000  Chiles Offshore LLC/ Chiles Offshore Finance Corp.,
                   10.00% sr. note 144A, due 5-1-08               1,620,000
       950,000  Clark Material Handling Co.,
                   10.75% unrestricted sr. note 144A,
                   Series C, due 11-15-06                           973,250
       500,000  Cliffs Drilling Co., 10.25% sr. note,
                   Series B, due 5-15-03                            540,000
     1,245,000  CompUSA, Inc.,
                   9.50% gtd. sr. sub. note, due 6-15-00          1,238,775
       600,000  Duane Reade, Inc.,
                   9.25% sr. sub. note, due 2-15-08                 588,000
     2,000,000  Eagle Geophysical, Inc.,
                   10.75% sr. note Cl. 144A, due 7-15-08          2,000,000
       500,000  Exide Corp., 10.00% sr. note, due 4-15-05           478,750
       535,000  Fairchild Semiconductor Corp.,
                   10.125% sr. sub. note, due 3-15-07               484,175
     2,000,000  Frontier Oil Corp., 9.125% sr. note, due 2-15-06  1,870,000
       435,000  Giant Industries, Inc.,
                   9.75% gtd. sr. sub. note, due 11-15-03           437,175
       765,000  HS Resources, Inc.,
                   9.875% sr. sub. note, due 12-1-03                749,700
       500,000  ICO Holdings, Inc., 10.375% sr. note, due 6-1-07    475,000
       500,000  Interface, Inc., 9.50% sr. sub. note,
                   Series B, due 11-15-05                           517,500
       121,000  Kmart Corp., pass thru trust 9.78% mtg.
                   pass thru ctf., Series 95K-2, due 1-15-20        125,235
       575,000  Kmart Corp., 8.25% note, due 1-1-22                 574,229
        65,000  Kmart Funding Corp., 9.44% secd. lease bd.,
                   Series G, due 7-1-18                              69,872
       650,000  Kaiser Aluminum & Chemical Corp.,
                   9.875% sr. note, due 2-15-02                     620,750
       450,000  Kaiser Aluminum & Chemical Corp.,
                   12.75% sr. sub. note, due 2-1-03                 443,250
       750,000  Nationwide Credit, Inc.,
                   10.75% sr. sub. note 144A, due 1-15-08           712,500
       505,000  Nortek, Inc., 9.875% sr. sub. note, due 3-1-04      506,263
       100,000  Parker Drilling Co., 9.75% sr. note,
                   Series B, due 10-15-06                            93,000
       600,000  Pilgrim's Pride Corp.,
                   10.875% sr. sub. note, due 8-1-03                609,000
	25,000	Plains Resources, Inc.,
                   10.25% sr. sub. note, Series B, due 3-15-06       24,125
       250,000  Premier Parks, Inc., 9.25%, due 4-1-06              247,500
       150,000  Premier Parks, Inc., 9.75% sr. note, due 1-15-07    159,750
     1,250,000  Purina Mills, Inc.,
                   9.00% sr. sub. note, due 3-15-10               1,250,000
     2,400,000  Republic Group, Inc., 9.50%, due 7-15-08          2,406,000
     1,000,000  Rutherford-Moran Oil Corp.,
                   10.75% sr. sub. note 144A, due 10-1-04           922,500
       500,000  Southdown, Inc.,
                   10.00% sr. sub. note, Series B, due 3-1-06       542,500
     1,000,000  Specialty Retailers, Inc.,
                   9.00% sr. sub. note, due 7-15-07                 895,000
     1,000,000  Telecommunications Techniques Co. LLC,
                   9.75% sr. sub. note 144A, due 5-15-08          1,000,000
     2,415,000  United Refining Co.,
                   10.75% sr. note, Series A, due 6-15-07         1,944,075
        25,000  URS Corp. New, 8.625% sr. sub. deb., due 1-15-04     25,125
     1,650,000  Wiser Oil Co.,
                   9.50% sr. sub. note 144A, due 5-15-07          1,278,750
TOTAL CORPORATE BONDS                                            29,111,649

CONVERTIBLE CORPORATE BONDS - 28.77%
       570,000  Air & Water Technologies Corp.,
                   8.00% sub. deb., due 5-15-15                     452,437
     1,076,000  Allwaste, Inc., 7.25% sub. deb., due 6-1-14         312,040
     1,056,000  Argosy Gaming Co., 12.00% sub. note, due 6-1-01   1,052,040
     2,950,000  Exide Corp., 2.90% sr. sub. note, due 12-15-05    1,478,688
     2,580,000  HMT Technology Corp.,
                   5.75% sub. note 144A, due 1-15-04              1,696,350
     1,470,000  Integrated Device Technology, Inc.,
                   5.50% sub. note, due 6-1-02                      999,600
     2,705,000  Intevac, Inc., 6.50% sub. note 144A, due 3-1-04   1,900,263
       215,000  Kmart Corp., pass thru trust,
                   9.35% pass thru ctf., Series 95-K-4, due 1-2-20  225,750
     2,135,000  Key Energy Group, Inc.,
                   5.00% sub. note 144A, due 9-15-04              1,329,037
       915,000  Lomak Petroleum, Inc., 6.00% sub. deb., due 2-1-07  722,850
     1,760,000  Micron Technology, Inc.,
                   7.00% sub. note, due 7-1-04                    1,634,600
       761,000  Moran Energy, Inc., 8.75% sub. deb., due 1-15-08    741,975
     1,700,000  National Semiconductor Corp.,
                   6.50% sub. note 144A, due 10-1-02              1,504,500
       550,000  OHM Corp., 8.00% sub. deb., due 10-1-06             497,062
       635,000  Oryx Energy Co., 7.50% sub. deb., due 5-15-14       593,725
       200,000  Southern Mineral Corp., 6.875% deb., due 10-1-07    122,500
       525,000  Swift Energy Co., 6.25% sub. note, due 11-15-06     423,938
     1,905,000  VLSI Technology, Inc.,
                   8.25% sub. note, due 10-1-05                   1,652,588
     2,000,000  Western Digital Corp., zero cpn.
                  sub. deb. 144A, due 2-18-18                       435,000
       378,000  Weston (Roy F.), Inc.,
                   7.00% sub. deb., due 4-15-02                     353,902
TOTAL CONVERTIBLE CORPORATE BONDS                                18,128,845

REPURCHASE AGREEMENT - 8.71%
     5,490,000  UMB Bank, n.a., 4.85%, due 10-1-98
                  (Collateralized by U.S. Treasury Notes,
                  7.00%, due 4-15-99)                             5,490,000

TOTAL INVESTMENTS - 98.49%                                     $ 62,050,409

Other assets less liabilities - 1.51%                               951,630

TOTAL NET ASSETS - 100.00%
  (equivalent to $11.39 per share;
  10,000,000 shares of $1.00 par value
  capital shares authorized;
  5,533,279 shares outstanding)                                $ 63,002,039

See accompanying Notes to Financial Statements.

BUFFALO
SMALL CAP FUND

STATEMENT OF NET ASSETS
September 30, 1998 (unaudited)

  SHARES                COMPANY                                MARKET VALUE

COMMON STOCKS - 59.48%
BASIC MATERIALS - 3.03%
         8,400  Republic Group, Inc.                           $    111,825
         7,000  Steel Dynamics, Inc.                                 91,000
                                                                    202,825
CONSUMER CYCLICAL - 13.91%
         5,400  CompUSA, Inc.                                        93,488
         7,500  Elcor Corp.                                         158,437
         2,300  Ethan Allen Interiors, Inc.                          83,375
         5,000  Fedders Corp. Cl. A (non-voting)                     23,125
         9,000  Hollinger International, Inc. Cl. A                 129,375
        12,000  Interface, Inc. Cl. A                               144,000
         4,500  Modine Manufacturing Co.                            130,500
         8,100  Paper Warehouse, Inc.                                14,175
        11,400  Paul Harris Stores, Inc.  .                          82,650
         6,000  Stage Stores, Inc.                                   73,125
                                                                    932,250
CONSUMER STAPLES - 1.22%
        35,500  Argosy Gaming Co.                                    82,094

ENERGY - 15.78%
         6,000  Callon Petroleum Co. Delaware                        88,125
         8,000  Dril-Quip, Inc.                                     140,000
        10,000  Eagle Geophysical, Inc.                              76,094
        25,000  Frontier Oil Corp.                                  162,500
         3,000  Giant Industries, Inc.                               36,188
         7,000  Global Industries, Inc.                              80,938
         8,600  ICO Holdings, Inc.                                   22,038
         9,500  Key Energy Group, Inc.                               88,469
         8,000  Marine Drilling Companies, Inc.                      92,000
         4,000  McDermott International, Inc.                       107,750
         6,000  Nabors Industries, Inc.                              91,125
         5,500  Ocean Energy, Inc.                                   72,187
                                                                  1,057,414
FINANCIAL - 7.50%
         2,500  Everest Reinsurance Holdings, Inc.                   93,281
         3,200  Executive Risk, Inc.                                144,200
         5,000  Heller Financial, Inc. Cl. A                        120,000
         2,300  PMI Group, Inc.                                     105,225
         1,700  Paula Financial Delaware                             16,362
         1,600  Stirling Cooke Brown                                 23,600
                                                                    502,668
HEALTH CARE - 0.91%
         4,000  Combichem, Inc.                                      16,000
         1,500  Human Genome Sciences, Inc.                          45,000
                                                                     61,000
TECHNOLOGY - 16.55%
         4,500  Analog Devices, Inc.                                 72,281
         2,500  Applied Micro Circuits Corp.                         37,188
         2,500  Atlantic Data Services, Inc.                         37,500
        12,000  Atmel Corp.                                         108,750
           900  Ciena Corp.                                          12,881
         3,700  Diebold, Inc.                                        81,400
        16,400  HMT Technology Corp.                                128,125
         4,000  Integrated Device Technology, Inc.                   21,250
         8,100  Intevac, Inc.                                        57,712
         5,000  Loral Space & Communications, Ltd.                   73,750
           900  Meta Group, Inc.                                     29,419
         1,700  Nanophase Technologies Corp.                          3,294
        14,200  National Semiconductor Corp.                        137,562
         3,300  Orbital Sciences Corp.                               92,606
         6,500  Remec, Inc.                                          51,797
         2,500  SCC Communications Corp.                              7,500
         1,200  Silicon Valley Group, Inc.                            9,600
         2,000  Sungard Data Systems, Inc.                           63,000
        11,000  VLSI Technology, Inc.                                83,875
                                                                  1,109,490
TRANSPORTATION & SERVICES - 0.58%
           700  Expeditors International Washington, Inc.            19,425
         1,100  Fritz Companies, Inc.                                 7,494
         1,000  United Road Services, Inc.                           11,937
                                                                     38,856
TOTAL COMMON STOCKS                                               3,986,597

   FACE
  AMOUNT         DESCRIPTION                                   MARKET VALUE

REPURCHASE AGREEMENT - 39.83%
$ 2,670,000     UMB Bank, n.a., 4.85%, due 10-1-98
                  (Collateralized by U.S. Treasury Notes,
                  5.875%, due 3-31-99)                            2,670,000

TOTAL INVESTMENTS - 99.31%                                      $ 6,656,597

Other assets less liabilities - 0.69%                                46,313

TOTAL NET ASSETS - 100.00%
  (equivalent to $8.38 per share;
  10,000,000 shares of $1.00 par value
  capital shares authorized;
  799,934 shares outstanding)                                   $ 6,702,910

See accompanying Notes to Financial Statements.


BUFFALO
USA GLOBAL FUND

STATEMENT OF NET ASSETS
September 30, 1998 (unaudited)

  SHARES         COMPANY                                       MARKET VALUE

COMMON STOCKS - 81.66%
BASIC MATERIALS - 1.75%
        19,000  Praxair, Inc.                                   $   621,063

CAPITAL GOODS - 7.91%
        28,000  Air Products & Chemicals, Inc.                      833,000
        17,950  Boeing Co.                                          615,909
        39,000  Teleflex, Inc.                                    1,365,000
                                                                  2,813,909
CONSUMER CYCLICAL - 4.89%
        68,900  Interface, Inc. Cl. A                               826,800
        20,900  Lear Corp.                                          914,375
                                                                  1,741,175
CONSUMER STAPLES - 15.59%
        16,800  Bestfoods, Inc.                                     813,750
         9,200  Coca-Cola Co.                                       530,150
        20,350  McDonald's Corp.                                  1,214,641
        27,500  Sara Lee Corp.                                    1,485,000
        19,800  Wrigley, (Wm.) Jr. Co.                            1,503,562
                                                                  5,547,103

ENERGY - 7.37%
        20,000  McDermott International, Inc.                       538,750
        10,000  McDermott (J. Ray) SA                               300,000
        11,400  Mobil Corp.                                         865,688
        17,700  Pride International, Inc.                           141,600
        12,400  Texaco, Inc.                                        777,325
                                                                  2,623,363
FINANCIAL - 0.27%
         3,400  AFLAC, Inc.                                          97,113

HEALTH CARE - 13.82%
        14,600  American Home Products Corp.                        764,675
        10,700  Bristol-Myers Squibb Co.                          1,111,463
        18,200  Johnson & Johnson                                 1,424,150
        15,600  Schering-Plough Corp.                             1,615,575
                                                                  4,915,863
TECHNOLOGY - 30.06%
        31,000  AMP, Inc.                                         1,108,250
        37,900  Analog Devices, Inc.                                608,769
        17,900  Applied Micro Circuits Corp.                        266,262
        25,650  Cisco Systems, Inc.                               1,585,491
        22,200  Hewlett-Packard Co.                               1,175,212
       100,300  HMT Technology Corp.                                783,594
        39,800  Integrated Device Technology, Inc.                  211,437
         4,500  Intel Corp.                                         385,875

TECHNOLOGY (Continued)
        75,500  Intevac, Inc.                                       537,937
         8,000  Microsoft Corp.                                     880,500
        12,100  Motorola, Inc.                                      516,519
        43,600  National Semiconductor Corp.                        422,375
         8,300  OSI Systems, Inc.                                    63,287
        24,400  Rockwell International Corp.                        881,450
        21,600  Seagate Technology, Inc.                            541,350
         2,000  SED International Holdings, Inc.                     10,125
        22,600  Thermoquest Corp.                                   220,350
        45,900  Western Digital Corp.                               493,425
                                                                 10,692,208
TOTAL COMMON STOCKS                                              29,051,797

   FACE
  AMOUNT        DESCRIPTION                                    MARKET VALUE

REPURCHASE AGREEMENT - 17.26%
$ 6,140,000     UMB Bank, n.a., 4.85%, due 10-1-98
                  (Collateralized by U.S. Treasury Notes,
                  8.875%, due 11-15-98)                           6,140,000

TOTAL INVESTMENTS - 98.92%                                     $ 35,191,797

Other assets less liabilities - 1.08%                               383,292

TOTAL NET ASSETS - 100.00%
  (equivalent to $14.48 per share;
  10,000,000 shares of $1.00 par value
  capital shares authorized;
  2,456,856 shares outstanding)     $ 35,575,089

See accompanying Notes to Financial Statements.


STATEMENTS OF ASSETS
AND LIABILITIES

September 30, 1998 (unaudited)

                                                                                                SMALL CAP FUND
                                                                                                  PERIOD FROM
                                                                                                 April 14, 1998
                                                                                                  (inception)
                                                                                                      TO
                                                                                                  SEPTEMBER 30
                                                          BALANCED       EQUITY        HIGH YIELD  (inception)    USA GLOBAL
                                                          FUND           FUND          FUND          1998         FUND
ASSETS:
  Investments, at value (identified cost $49,272,789,
    $28,415,239, $68,670,047, $7,300,093 and
    $36,176,176, respectively)                        $ 44,732,647   $ 28,149,750  $ 62,050,409  $ 6,656,597  $ 35,191,797
  Cash                                                        -           20,995          -           43,955          -
  Dividends receivable                                      62,077        42,026         49,339        2,358        26,760
  Interest receivable                                      810,472          -         1,251,984         -             -
  Receivable for investments sold                             -          777,540          -             -          373,186
    Total assets                                        45,605,196    28,990,311     63,351,732    6,702,910    35,591,743

LIABILITIES AND NET ASSETS:
  Cash overdraft                                           177,120          -            43,793         -           16,654
  Payable for investments purchased                           -             -           305,900         -             -
    Total liabilities                                      177,120          -           349,693         -           16,654

NET ASSETS                                             $ 45,428,076  $ 28,990,311  $ 63,002,039  $ 6,702,910  $ 35,575,089

NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in capital)          $ 46,052,289  $ 28,227,151  $ 68,235,499  $ 7,325,986  $ 33,683,918
  Accumulated undistributed net investment income           135,256        28,434       298,832       24,306        41,021
  Accumulated undistributed net realized gain (loss)
    on investment transactions                            3,780,673     1,000,215     1,087,346       (3,886)    2,834,529
  Net unrealized depreciation in value of investments    (4,540,142)     (265,489)   (6,619,638)    (643,496)     (984,379)

NET ASSETS APPLICABLE TO OUTSTANDING SHARES            $ 45,428,076  $ 28,990,311  $ 63,002,039  $ 6,702,910  $ 35,575,089

Capital shares, $1.00 par value
  Authorized                                             10,000,000    10,000,000    10,000,000   10,000,000    10,000,000

  Outstanding                                             4,656,786     2,008,400     5,533,279      799,934     2,456,856

NET ASSET VALUE PER SHARE                              $       9.76  $      14.43  $      11.39  $      8.38  $      14.48

See accompanying Notes to Financial Statements.

STATEMENTS
OF OPERATIONS

Six months ended September 30, 1998 (unaudited)

                                                                                                     PERIOD FROM
                                                                                                    April 14, 1998
                                                                                                     (inception)
                                                                                                         TO
                                                                                                    SEPTEMBER 30
                                                          BALANCED       EQUITY        HIGH YIELD    (inception)        USA GLOBAL
                                                          FUND           FUND          FUND             1998            FUND
INVESTMENT INCOME:
  Income:
    Dividends                                         $     266,513   $     191,932   $     306,430   $      5,849   $     215,221
    Interest                                              1,475,242          42,551       2,332,585         34,544          84,875
                                                          1,741,755         234,483       2,639,015         40,393         300,096

  Expenses (Note 2):
    Management fees                                         263,235         168,810         348,905         16,087         210,317
    Registration fees and expenses                           14,855          17,802          32,775           -             19,826
                                                            278,090         186,612         381,680         16,087         230,143
      Net investment income                               1,463,665          47,871       2,257,335         24,306          69,953

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain (loss) from investment
    transactions
    (excluding repurchase agreements):
    Proceeds from sales of investments                   17,233,051      18,325,025       5,331,868        483,381      10,787,429
    Cost of investments sold                             14,669,468      18,190,630       4,627,990        487,267       9,286,305
    Net realized gain (loss) from sales
      of investments                                      2,563,583         134,395         703,878         (3,886)      1,501,124
    Gain from option contracts written                         -            131,784            -              -            146,331
    Net realized gain (loss) from
      investment transactions                             2,563,583         266,179         703,878         (3,886)      1,647,455

    Unrealized appreciation (depreciation)
      on investments:
      Beginning of period                                 6,226,301       5,061,945       2,438,312           -          7,774,430
      End of period                                      (4,540,142)       (265,489)     (6,619,638)      (643,496)       (984,379)
      Increase in net unrealized depreciation
        on investments                                  (10,766,443)     (5,327,434)     (9,057,950)      (643,496)     (8,758,809)
        Net loss on investments                          (8,202,860)     (5,061,255)     (8,354,072)      (647,382)     (7,111,354)
        Decrease in net assets resulting
          from operations                             $  (6,739,195)  $  (5,013,384)  $  (6,096,737)  $   (623,076)  $  (7,041,401)

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES
IN NET ASSETS

                                                                        BALANCED FUND
                                                                        SIX MONTHS ENDED
                                                                        SEPTEMBER 30, 1998      YEAR ENDED
                                                                        (unaudited)             MARCH 31, 1998
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income                                                $   1,463,665            $   2,756,228
  Net realized gain (loss) from investment transactions                    2,563,583                3,252,742
  Net unrealized appreciation (depreciation) of investments
   during the period                                                     (10,766,443)               4,622,864

    Net increase (decrease) in net assets resulting from operations       (6,739,195)              10,631,834

DISTRIBUTIONS TO SHAREHOLDERS FROM:**
  Net investment income                                                   (1,347,119)              (2,775,972)
  Net realized gain from investment transactions                                -                  (3,860,703)

    Total distributions to shareholders                                   (1,347,119)              (6,636,675)

INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS:*
  Proceeds from shares sold                                                5,317,057               12,885,564
  Net asset value of shares issued for reinvestment of distributions         553,851                6,520,617
                                                                           5,870,908               19,406,181
  Cost of shares repurchased                                              (7,790,373)             (11,716,138)
    Net increase (decrease) from capital share transactions               (1,919,465)               7,690,043

      Total increase (decrease) in net assets                            (10,005,779)              11,685,202

NET ASSETS:
  Beginning of period                                                     55,433,855               43,748,653

  End of period (including undistributed net investment income of $135,256, $28,434, $298,832, $24,306 and
    $41,021, respectively)                                             $  45,428,076            $  55,433,855

*Shares issued and repurchased:
   Number of shares sold                                                     414,122                1,120,147
   Number of shares issued for reinvestment of distributions                 127,576                  595,174
   Number of shares repurchased                                             (705,492)              (1,033,780)
     Net increase (decrease)                                                (163,794)                 681,541

**Distributions to shareholders:
        Income dividends per share                                     $         .29            $       .6501
        Capital gains distribution per share                           $        -               $       .9079

See accompanying Notes to Financial Statements.

(STATEMENTS OF CHANGES
IN NET ASSETS continued)

                                                                        SMALL CAP FUND
                                                                        PERIOD FROM
                                                                        APRIL 14,
           EQUITY FUND                         HIGH YIELD FUND          1998                         USA GLOBAL FUND
SIX MONTHS ENDED                    SIX MONTHS ENDED                    (INCEPTION)           SIX MONTHS ENDED
SEPTEMBER 30,       YEAR ENDED      SEPTEMBER 30,       YEAR ENDED      TO SEPTEMBER 30,      SEPTEMBER 30,      YEAR ENDED
1998                MARCH 31,       1998                MARCH 31,       1998                  1998               MARCH 31,
(unaudited)         1998            (unaudited)         1998            (unaudited)           (unaudited)         1998
$      47,871       $     163,013   $   2,257,335      $   2,212,557    $      24,306         $      69,953   $     202,448
      266,179           2,896,922         703,878            785,270           (3,886)            1,647,455       3,042,358
   (5,327,434)          5,310,379      (9,057,950)         2,131,299         (643,496)           (8,758,809)      6,945,488
   (5,013,384)          8,370,314      (6,096,737)         5,129,126         (623,076)           (7,041,401)     10,190,294

      (83,534)           (161,898)     (2,018,084)        (2,186,837)            -                 (103,881)       (175,131)
         -             (3,468,742)           -              (642,456)            -                     -         (2,940,660)
      (83,534)         (3,630,640)     (2,018,084)        (2,829,293)            -                 (103,881)     (3,115,791)

    4,877,373          12,516,901      19,356,944         55,449,764        7,858,807             4,289,858      23,849,303
       82,638           3,566,498         958,992          2,687,187             -                  101,402       3,019,319
    4,960,011          16,083,399      20,315,936         58,136,951        7,858,807             4,391,260      26,868,622
   (6,105,722)         (5,659,255)    (20,456,768)        (8,765,697)        (532,821)           (7,146,324)    (15,559,371)

   (1,145,711)         10,424,144        (140,832)        49,371,254        7,325,986            (2,755,064)     11,309,251
   (6,242,629)         15,163,818      (8,255,653)        51,671,087        6,702,910            (9,900,346)     18,383,754

   35,232,940          20,069,122      71,257,692         19,586,605             -               45,475,435      27,091,681

$  28,990,311       $  35,232,940   $  63,002,039      $  71,257,692    $   6,702,910         $  35,575,089   $  45,475,435

      300,747             759,078       1,548,551          4,360,648          862,808               264,831       1,466,815
        5,005             234,208          76,231            212,697             -                    6,236         198,067
     (377,653)           (354,109)     (1,643,900)          (690,445)         (62,874)             (443,642)       (957,318)
      (71,901)            639,177         (19,118)         3,882,900          799,934              (172,575)        707,564


$         .04       $       .0977   $        .37       $       .8004    $        -            $         .04    $      .0653
$        -          $      1.8186   $       -          $       .2365    $        -            $         -      $     1.0157

NOTES TO FINANCIAL
STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES:

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

A. Security Valuation - Corporate stocks, bonds and options traded on a national securities exchange or national market are valued at the latest sales price thereof, or if no sale was reported on that date, the mean between the closing bid and asked price is used.

Securities which are traded over-the-counter are priced at the mean between the latest bid and asked price. Securities not currently traded are valued at fair value as determined by the Board of Directors.

B. Federal and State Taxes - The Funds complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and therefore, no provision for federal or state tax is required.

C. Options - In order to produce incremental earnings and protect gains, the Funds may write covered call options on portfolio securities. When a Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. If an option which a Fund has written either expires on its stipulated expiration date, or if a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

D. Other - Security transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis.

2. MANAGEMENT FEES:

Management fees are paid to Jones & Babson, Inc. at the rate of 1% per annum of the average daily net asset values of the Funds for services which include administration, and all other operating expenses of the Funds except the cost of acquiring and disposing of portfolio securities, the taxes, if any, imposed directly on the Funds and its shares and the cost of qualifying the Funds' shares for sale in any jurisdiction. Certain officers and/or directors of the Funds are also officers and/or directors of Jones & Babson, Inc.

3. INVESTMENT TRANSACTIONS:

Investment transactions for the period ended September 30, 1998, (excluding maturities of short-term commercial notes and repurchase agreements) are as follows:

Balanced Fund
  Purchases               $    16,119,796
  Proceeds from sales          17,233,051

Equity Fund
  Purchases               $    13,888,098
  Proceeds from sales          18,325,025

High Yield Fund
  Purchases               $    27,504,277
  Proceeds from sales           5,331,868

Small Cap Fund
  Purchases               $     5,117,361
  Proceeds from sales             483,381

USA Global Fund
  Purchases               $     5,400,614
  Proceeds from sales          10,787,429

4. COVERED CALL OPTIONS:

There were no outstanding covered call options as of September 30, 1998. Transactions in call options written for the period ended
September 30, 1998, were as follows:
                                 Number of         Premium
                                 Contracts         Amount
Equity Fund
Balance at March 31, 1998               -        $     -
Opened                                806           131,784
Expired                              (806)         (131,784)
Balance at September 30, 1998           -        $     -

USA Global Fund
Balance at March 31, 1998               -        $     -
Opened                              1,485           146,331
Expired                            (1,485)         (146,331)
Balance at September 30, 1998           -        $     -



This report has been prepared for the information of the Shareholders of the Buffalo Funds, and is not to be construed as an offering of the shares of the Funds. Shares of the Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.

Buffalo Mutual Funds

Balanced Fund
Equity Fund
High Yield Fund
Small Cap Fund
USA Global Fund

Buffalo Funds
Jones & Babson Distributors

A member of the Generali Group


P.O. Box 419757
Kansas City, MO 64141-6757

1-800-49-BUFFALO
(1-800-492-8332)

JB9C-1                          11/98